Exhibit 10.25

Award letter #71 IIP-1345892 NSF Extended Delivery 121113

——Original Message——

From: jrobey@nsf.gov [mailto:jrobey@nsf.gov]

Sent: Wednesday, December 11, 2013 10:43 AM

To: pnarayan@angion.com

Cc: dgaawd@nsf.gov; mkonjevo@nsf.gov; jsoriano@nsf.gov

Subject: Award Id : 1345892, PI: Narayan

Award Date:	December 11, 2013
Award No.	IIP-1345892
Proposal No.	IIP-1345892

Itzhak D. Goldberg

President

Angion Biomedica Corp

51 Charles Lindbergh Blvd

Uniondale, NY 11553—365

Dear Mr. Goldberg:

The National Science Foundation hereby awards a grant of $149,761 to Angion Biomedica Corp for support of the project described in the proposal referenced above as modified by revised budget dated November 17, 2013.

This project, under the direction of Prakash Narayan, is entitled:

“SBIR Phase I: A Novel Extended Delivery Dual-action Platform for Peptide-based Anti-fibrotics.”

This award is effective January 1 , 2014 and expires June 30, 2014.

This grant is awarded pursuant to the authority of the National Science Foundation Act of 1950, as amended (42 U.S.C. 1861-75) and is subject to NSF Program Solicitation, “Small Business Innovation Research Program Phase I Solicitation FY-2013, (NSF 13-546).

This award is subject to the Federal Funding Accountability and Transparency Act (FFATA) award term entitled, Reporting Subawards and Executive Compensation, which has been incorporated into the NSF Terms and Conditions referenced above.

If the awardee has any questions related to the pre-populated data associated with this award in the FFATA Subaward Reporting System, such questions should be submitted to: FFATAReporting@nsf.gov or by phone to: (800) 673-6188.

This is a fixed amount grant intended to support the proposed level of effort for six (6) months.

The Phase I Final Report is due within fifteen (15) days following the end of the six (6) month performance period.

1	Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

The SBIR Phase I Grant General Conditions applicable to this award are available at http://www.nsf.gov/pubs/policydocs/sbir/sbiri_113.pdf

Request for initial payment which is 2/3 of the total award must be submitted to the NSF Division of Financial Management using the SBIR Award Request for Initial Payment Form available at http://www.nsf.gov/eng/iip/sbir/forms.jsp. This form should be e:mailed to icaruso@nsf.gov or faxed to Ilene Caruso at 703-292-9005. To receive payment, SBIR grant recipients must register with the System for Award Management (SAM) at http://www.sam.gov. NSF will use the grantee address and electronic funds transfer information from SAM to register your official address and banking information for payments.

Your Phase II proposal must be submitted by July 30, 2014 or January 30, 2015. Extensions to your Phase I award will not affect these dates.

Please note, that for Phase I awards approved with an effective date on or after July 1, 2012, the maximum Phase II award amount was increased from $500,000 to $750,000.

Reviews and if applicable, the Panel Summary may be found at: https://www.fastlane.nsf.gov/jsp/homepage/proposals.jsp

You will need your FastLane password to access this website. If you do not have or cannot remember your password, please go to https://www.fastlane.nsf.gov/jsp/homepage/proposals.jsp for instructions on resetting or obtaining passwords.

The Foundation authorizes the awardee to enter into the proposed contractual arrangements and to fund such arrangements with award funds up to the amount indicated in the approved budget. Such contractual arrangements should contain appropriate provisions in accordance with the SBIR Phase I Grant Conditions and any special conditions included in this award.

The attached budget indicates the amounts, by categories, on which NSF has based its support.

The cognizant NSF program official for this grant is Jesus Soriano Molla (703) 292-7795.

The cognizant NSF grants official contact is Shirley K. Byrd (703) 292-5305.

Sincerely,

John C. Robey

Grants and Agreements Officer

CFDA No. 47.041

pnarayan@angion.com

2	Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

IIP-1345892	000

SUMMARY PROPOSAL BUDGET

Funds
Person MOS	granted
	cal	acad	sumr	By NSF

A. (1.00) Total Senior personnel	[***]	[***]	[***]	$	[***]

B. Other Personnel

1. (0.00) Post Doctoral associates	[***]	[***]	[***]	$	[***]
2. (1.00) Other professionals	[***]	[***]	[***]	$	[***]
3. (0.00) Graduate students					[***]
4. (0.00) Secretarial-clerical				$	[***]
5. (0.00) Undergraduate students				$	[***]
6. (0.00) Other				$	[***]

Total salaries and wages (A+B)				$	[***]

C. Fringe benefits (if charged as direct cost)				$	[***]
Total salaries wages and fringes (A+B+C)				$	[***]

D. Total permanent equipment				$	[***]

E. Travel
1. Domestic				$	[***]
2. Foreign				$	[***]

F. Total participant support costs				$	[***]

G. Other direct costs
1. Materials and supplies				$	[***]
2. Publication costs/page charges				$	[***]
3. Consultant services				$	[***]
4. Computer (ADPE) services				$	[***]
5. Subcontracts				$	[***]
6. Other				$	[***]
Total other direct costs				$	[***]

H. Total direct costs (A through G)				$	[***]

3	Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

I. Total indirect costs	$	[***]

J. Total direct and indirect costs (H+I)	$	[***]

K. Residual funds / Small business fee
1. Residual funds (if for further support of current projects AAG I.D.2 and I.D.3)	$	[***]
2. Small business fee	$	[***]

L. Amount of this request (J) or (J-K1+K2)		$149,761

M. Cost sharing	$	[***]

4	Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.